Exhibit 99.2

 Unaudited Pro Forma Condensed Consolidated Financial Statements
                     of Novo Networks, Inc.


The unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") are presented to give effect to the acquisition of a 33% interest in Paciugo Management LLC, Ad Astra LP and their subsidiaries ("Paciugo") in December of 2002. The Pro Forma Financial Statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have occurred if the transactions given pro forma effect herein had been consummated as of the time reflected herein, nor are they necessarily indicative of the future operating results or financial position of Novo Networks, Inc. ("Novo Networks").
The pro forma adjustments are based upon available information and certain assumptions that Novo Networks believes are reasonable. The 33% interest in Paciugo has been accounted for under the equity method of accounting. Differences between the amounts included herein and the final allocations are not expected to have a material effect on the Pro Forma Financial Statements.

The  following  unaudited  pro  forma  condensed  statements   of
operations for the year ended June 30, 2002, and the six months ended December 31, 2002, give effect to the investment in Paciugo as though it had occurred on July 1, 2001.

                       NOVO NETWORKS, INC.
                  UNAUDITED PRO FORMA CONDENSED
              CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE YEAR ENDED JUNE 30, 2002




                                                           Novo        Pro Forma
                                                         Networks     Adjustments          Pro Forma
                                                       ------------   ------------        ------------
Revenues                                               $ 10,486,982   $          -        $ 10,486,982

Operating expenses:
 Direct costs                                            14,614,766              -          14,614,766
 Selling, general and administrative expenses            14,803,110              -          14,803,110
 Impairment loss                                          2,400,543              -                   -
 Depreciation and amortization                            1,370,958              -           1,370,958
                                                       ------------   ------------        ------------
                                                         33,189,377              -          33,189,377
                                                       ------------   ------------        ------------

Loss from operations, before other (income) expense     (22,702,395)             -         (22,702,395)

Other (income) expense:
 Interest (income) expense, net                              17,355         41,259  (1)         58,614
 Equity in loss of investments                            1,720,000        238,354  (2)      1,958,354
 Foreign currency loss                                       98,135              -              98,135
 Net gain on liquidation of debtor subsidiaries         (16,074,355)             -         (16,074,355)
 Other income                                              (668,993)      (250,000) (3)       (918,993)
                                                       ------------   ------------        ------------
                                                        (14,907,858)        29,613         (14,878,245)
                                                       ------------   ------------        ------------

Net loss                                                 (7,794,537)       (29,613)         (7,824,150)

Series D preferred dividends                               (603,432)             -            (603,432)
                                                       ------------   ------------        ------------

Net loss allocable to common shareholders              $ (8,397,969)  $    (29,613)       $ (8,427,582)
                                                       ============   ============        ============

Basic and diluted:
 Net loss per share                                    $      (0.16)                      $      (0.16)
                                                       ============                       ============

Weighted average number of shares outstanding            52,323,701                         52,323,701
                                                       ============                       ============


(1)  Elimination of historical interest income for Novo Networks'
     $2.5 million payment to Paciugo.
(2) To record equity in loss of Paciugo for the year ended June 30, 2002.
(3)  To record management fee income from Paciugo.

                       NOVO NETWORKS, INC.
                  UNAUDITED PRO FORMA CONDENSED
              CONSOLIDATED STATEMENT OF OPERATIONS
           FOR THE SIX MONTHS ENDED DECEMBER 31, 2002




                                                           Novo         Pro Forma
                                                         Networks      Adjustments          Pro Forma
                                                       ------------   ------------        ------------
Revenues                                               $          -   $          -        $          -

Operating expenses:
  Direct costs                                                    -              -                   -
  Selling, general and administrative expenses            1,517,995              -           1,517,995
  Depreciation and amortization                              76,457              -              76,457
                                                       ------------   ------------        ------------
                                                          1,594,452              -           1,594,452
                                                       ------------   ------------        ------------

Loss from operations, before other (income) expense      (1,594,452)             -          (1,594,452)
                                                       ------------   ------------        ------------

Other (income) expense:
  Interest (income) expense, net                           (154,022)        20,629  (4)       (133,393)
  Equity in loss of investments                             264,751        287,316  (5)        552,067
  Net gain on liquidation of debtor subsidiaries           (214,000)             -            (214,000)
  Other income                                              (37,105)      (125,000) (6)       (162,105)
                                                       ------------   ------------        ------------
                                                           (140,376)       182,945              42,569
                                                       ------------   ------------        ------------
Net loss                                                 (1,454,076)      (182,945)         (1,637,021)

Series D preferred dividends                               (322,779)             -            (322,779)
                                                       ------------   ------------        ------------

Net loss allocable to common shareholders              $ (1,776,855)  $   (182,945)       $ (1,959,800)
                                                       ============   ============        ============
Basic and diluted:
  Net loss per share                                   $      (0.03)                      $      (0.04)
                                                       ============                       ============

Weighted average number of shares outstanding            52,323,701                         52,323,701
                                                       ============                       ============


(4)  Elimination of historical interest income for Novo Networks'
     $2.5 million payment to Paciugo.
(5)  To record equity in loss of Paciugo for the six months ended
     December 31, 2002.
(6)  To record management fee income from Paciugo.